UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2026

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, NY (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.2

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 7.01 Regulation FD Disclosure.

In order to facilitate comparability with the Citigroup Inc. (Citi) first quarter of 2026 earnings materials to be issued on April 14, 2026, Citi is furnishing Exhibit 99.1, the Historical Quarterly Financial Data Supplement for the five-year quarterly and annual periods ended December 31, 2025, reflecting the following first quarter of 2026 reporting changes:

●	Citi transferred its Retail Banking business from U.S. Personal Banking (USPB) to Wealth and integrated the remaining USPB businesses into a new U.S. Consumer Cards segment. For additional information about these reporting changes, refer to Citi’s 2025 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 20, 2026.

-	As part of this transfer, the financial results, balance sheet and tangible common equity (TCE) of the Retail Banking business moved to the Wealth segment.

●	Citi allocates TCE internally to its businesses annually, taking into consideration a variety of factors, including the economics of client relationships that cross businesses. In addition to reallocating TCE for the transfer of the businesses referenced above, in the first quarter 2026, Citi updated its TCE methodology among the Services, Markets and Banking segments to better align their capital usage associated with the shared economic benefits of corporate lending to clients across these segments, eliminating the need for a corporate lending revenue share arrangement, which had historically been reflected in the “All Other” revenue line item of these segments.

-	The updated methodology increased the allocated TCE of Services and Markets, decreased the allocated TCE of Banking, increased the revenues of Services and Markets and decreased the revenues of Banking.

Prior period results and TCE allocations for the segments referenced above have been recast to reflect these reporting changes. Citi’s consolidated results and TCE remain unchanged for all periods presented.

This Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” under the Securities Exchange Act of 1934 (Act) and, thus, shall not be deemed “filed” for purposes of Section 18 of the Act or otherwise subject to the liabilities of that section or incorporated by reference into any filings under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Citigroup Inc. Historical Quarterly Financial Data Supplement for the five-year quarterly and annual periods ended December 31, 2025.

99.2	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.

104.1	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: April 3, 2026
	By:	/s/ Nicole Giles
Nicole Giles
Controller and Chief Accounting Officer
(Principal Accounting Officer)